------------------------------------------------------------------


                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

                    Date of Report (Date of earliest Event
                         Reported) December 3, 1997


                        MLCC MORTGAGE INVESTORS, INC.
                  ---------------------------------------------
             (Exact name of registrant as specified in its charter)


Delaware              333-14253          59-3247986
--------              ---------          ----------
(State or Other     (Commission        (I.R.S. Employer
Jurisdiction of     File Number)       Identification No.)

4802 Deer Lake Drive East                          32246
Jacksonville, FL 32246                           --------------
--------------------------                        (Zip Code)
(Address of  Principal
 Executive Offices)


 Registrant's telephone number, including area code (904) 218-6000
                                                    ----- --------

 ------------------------------------------------------------------




Item 5.   Other Events
----------------------


Incorporation of Certain Documents by Reference
-----------------------------------------------

     Pursuant to Rule 411 of Regulation C under the Securities Act of 1933 and in reliance on AMBAC Indemnity Corporation, SEC No-Action Letter (December 19, 1996), MLCC Mortgage Investors, Inc., (the "Company") will incorporate by reference the consolidated financial statements of Ambac Assurance Corporation and its subsidiaries as of December 31, 1996 and December 31, 1995, and for the three year period ended December 31, 1996, included in the Current Report on Form 8-K of Ambac Financial Group, Inc. (formerly AMBAC Inc.) (which was filed with the Securities and Exchange Commission on March 12, 1997) and the consolidated financial statements of Ambac Assurance Corporation and its subsidiaries as of September 30, 1997, and for the periods ended September 30, 1997 and September 30, 1996, included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended September 30, 1997 (which was filed with the Securities and Exchange Commission on November 14, 1997) into (i) this Current Report on Form 8-K; (ii) the Company's Registration Statement (File No. 333-14253); and
(iii) the prospectus supplement dated November 25, 1997 relating to Mortgage Loan Asset Backed Pass-Through Certificates, Series 1997-B.

     In connection with the incorporation of such documents by reference, the Company is hereby filing the consent of KPMG Peat Marwick LLP to the use of its name in such prospectus supplement. The consent of KPMG Peat Marwick LLP is attached hereto as Exhibit 23.



Item 7.  Financial Statements, Pro Forma Financial
----     -----------------------------------------
         Information and Exhibits.
         ------------------------

(a)  Not applicable.
(b)  Not applicable.
(c)  Exhibits.

     The following  is filed herewith.   The exhibit number  corresponds with
Item 601(b) of Regulation S-K.

     Exhibit No.                   Description
     -----------                   -----------

         23                   Consent of KPMG Peat Marwick LLP





                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              MLCC MORTGAGE INVESTORS, INC.



                              By:  /s/ Laurel Davis
                                 ------------------------------------
                                 Name:  Laurel Davis
                                 Title: Vice President
                                        and Assistant Secretary



Dated: December 2, 1997




                                Exhibit Index
                                -------------


Exhibit                                                                  Page
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23.  Consent of KPMG Peat Marwick LLP                                       6




                                  EXHIBIT 23


                        INDEPENDENT AUDITORS' CONSENT


The Board of Directors
Ambac Assurance Corporation

We consent to the incorporation by reference in the registration statement (No. 333-14253) MLCC Mortgage Investors, Inc., (the "Registrant") and in the Prospectus Supplement of the Registrant (the "Prospectus Supplement"), included in Form 8-K of the Registrant dated December 3, 1997, of our report dated January 30, 1997 on the consolidated financial statements of Ambac Assurance Corporation (formerly AMBAC Indemnity Corporation) as of December 31, 1996 and 1995, and for each of the years in the three-year period ended December 31, 1996, which report appears in the Form 8-K of Ambac Financial Group, Inc., (formerly AMBAC Inc.) dated March 12, 1997 and to the reference to our firm under the heading "Experts" in the Prospectus Supplement.



                                   /s/ KPMG Peat Marwick LLP



New York, New York
December 3, 1997





                               BROWN & WOOD LLP
                            One World Trade Center
                          New York, New York  10048
                          Telephone: (212) 839-5300
                          Facsimile: (212) 839-5599



                                        December 3, 1997


BY EDGAR
--------
Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C.  20549

     Re:  MLCC Mortgage Investors, Inc.
          Mortgage Loan Asset Backed Certificates, Series 1997-B
          ------------------------------------------------------

Ladies and Gentlemen:

     On behalf of MLCC Mortgage Investors, Inc. (the "Company"), we enclose herewith for filing, pursuant to the Securities and Exchange Act of 1934, the Company's Current Report on Form 8-K, including, as an exhibit thereto, a consent of KPMG Peat Marwick LLP in connection with the above-referenced transaction.

                                        Very truly yours,

                                        /s/ James Lee

                                        James Lee


Enclosure